                                                                   Exhibit 10.68

                     SUPPLEMENTAL INDENTURE TO BE DELIVERED
                          BY GUARANTEEING SUBSIDIARIES

         Supplemental Indenture (this "Supplemental Indenture"), dated as of
January 14, 2005, among L-3 Communications Corporation (or its permitted successor), a Delaware corporation (the "Company"), each a direct or indirect subsidiary of the Company signatory hereto (each, a "Guaranteeing Subsidiary", and collectively, the "Guaranteeing Subsidiaries"), and The Bank of New York, as
trustee under the indenture referred to below (the "Trustee").

                               W I T N E S S E T H

               WHEREAS, the Company has heretofore executed and delivered to the
Trustee an indenture (the "Indenture"), dated as of November 12, 2004 providing for the issuance of an unlimited amount of 5 7/8% Senior Subordinated Notes due
2015 (the "Notes");

               WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company's Obligations (as defined in the
Indenture) under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

               WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

               1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

               2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees as follows:

                  (a)   Such Guaranteeing Subsidiary, jointly and severally with
                        all other current and future guarantors of the Notes
                        (collectively, the "Guarantors" and each, a
                        "Guarantor"), unconditionally guarantees to each Holder
                        of a Note authenticated and delivered by the Trustee and
                        to the Trustee and its successors and assigns,
                        regardless of the validity and enforceability of the
                        Indenture, the Notes or the Obligations of the Company
                        under the Indenture or the Notes, that:

                        (i)   the principal of, premium, interest and Additional
                              Interest, if any, on the Notes will be promptly
                              paid in full when due, whether at maturity, by
                              acceleration, redemption or otherwise, and
                              interest on the overdue principal of,

                              premium, interest and Additional Amounts, if any,
                              on the Notes, to the extent lawful, and all other
                              Obligations of the Company to the Holders or the
                              Trustee thereunder or under the Indenture will be
                              promptly paid in full, all in accordance with the
                              terms thereof; and

                        (ii)  in case of any extension of time for payment or
                              renewal of any Notes or any of such other
                              Obligations, that the same will be promptly paid
                              in full when due in accordance with the terms of
                              the extension or renewal, whether at stated
                              maturity, by acceleration or otherwise.

                  (b)   Notwithstanding the foregoing, in the event that this
                        Subsidiary Guarantee would constitute or result in a
                        violation of any applicable fraudulent conveyance or
                        similar law of any relevant jurisdiction, the liability
                        of such Guaranteeing Subsidiary under this Supplemental
                        Indenture and its Subsidiary Guarantee shall be reduced
                        to the maximum amount permissible under such fraudulent
                        conveyance or similar law.

               3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES.

                  (a)   To evidence its Subsidiary Guarantee set forth in this
                        Supplemental Indenture, such Guaranteeing Subsidiary
                        hereby agrees that a notation of such Subsidiary
                        Guarantee substantially in the form of Exhibit F to the
                        Indenture shall be endorsed by an officer of such
                        Guaranteeing Subsidiary on each Note authenticated and
                        delivered by the Trustee after the date hereof.

                  (b)   Notwithstanding the foregoing, such Guaranteeing
                        Subsidiary hereby agrees that its Subsidiary Guarantee
                        set forth herein shall remain in full force and effect
                        notwithstanding any failure to endorse on each Note a
                        notation of such Subsidiary Guarantee.

                  (c)   If an Officer whose signature is on this Supplemental
                        Indenture or on the Subsidiary Guarantee no longer holds
                        that office at the time the Trustee authenticates the
                        Note on which a Subsidiary Guarantee is endorsed, the
                        Subsidiary Guarantee shall be valid nevertheless.

                  (d)   The delivery of any Note by the Trustee, after the
                        authentication thereof under the Indenture, shall
                        constitute due delivery of the Subsidiary Guarantee set
                        forth in this Supplemental Indenture on behalf of each
                        Guaranteeing Subsidiary.

                  (e)   Each Guaranteeing Subsidiary hereby agrees that its
                        Obligations hereunder shall be unconditional, regardless
                        of the validity, regularity or enforceability of the
                        Notes or the Indenture, the absence of any action to
                        enforce the same, any waiver or consent

                        by any Holder of the Notes with respect to any
                        provisions hereof or thereof, the recovery of any
                        judgment against the Company, any action to enforce the
                        same or any other circumstance which might otherwise
                        constitute a legal or equitable discharge or defense of
                        a guarantor.

                  (f)   Each Guaranteeing Subsidiary hereby waives diligence,
                        presentment, demand of payment, filing of claims with a
                        court in the event of insolvency or bankruptcy of the
                        Company, any right to require a proceeding first against
                        the Company, protest, notice and all demands whatsoever
                        and covenants that its Subsidiary Guarantee made
                        pursuant to this Supplemental Indenture will not be
                        discharged except by complete performance of the
                        Obligations contained in the Notes and the Indenture.

                  (g)   If any Holder or the Trustee is required by any court or
                        otherwise to return to the Company or any Guaranteeing
                        Subsidiary, or any custodian, Trustee, liquidator or
                        other similar official acting in relation to either the
                        Company or such Guaranteeing Subsidiary, any amount paid
                        by either to the Trustee or such Holder, the Subsidiary
                        Guarantee made pursuant to this Supplemental Indenture,
                        to the extent theretofore discharged, shall be
                        reinstated in full force and effect.

                  (h)   Each Guaranteeing Subsidiary agrees that it shall not be
                        entitled to any right of subrogation in relation to the
                        Holders in respect of any Obligations guaranteed hereby
                        until payment in full of all Obligations guaranteed
                        hereby. Each Guaranteeing Subsidiary further agrees
                        that, as between such Guaranteeing Subsidiary, on the
                        one hand, and the Holders and the Trustee, on the other
                        hand:

                        (i)   the maturity of the Obligations guaranteed hereby
                              may be accelerated as provided in Article 6 of the
                              Indenture for the purposes of the Subsidiary
                              Guarantee made pursuant to this Supplemental
                              Indenture, notwithstanding any stay, injunction or
                              other prohibition preventing such acceleration in
                              respect of the Obligations guaranteed hereby; and

                        (ii)  in the event of any declaration of acceleration of
                              such Obligations as provided in Article 6 of the
                              Indenture, such Obligations (whether or not due
                              and payable) shall forthwith become due and
                              payable by such Guaranteeing Subsidiary for the
                              purpose of the Subsidiary Guarantee made pursuant
                              to this Supplemental Indenture.

                  (i)   Each Guaranteeing Subsidiary shall have the right to
                        seek contribution from any other non-paying Guaranteeing
                        Subsidiary so long as the exercise of such right does
                        not impair the rights of

                        the Holders or the Trustee under the Subsidiary
                        Guarantee made pursuant to this Supplemental Indenture.

               4. GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN
                  TERMS.

                  (a)   Except as set forth in Articles 4 and 5 of the
                        Indenture, nothing contained in the Indenture, this
                        Supplemental Indenture or in the Notes shall prevent any
                        consolidation or merger of any Guaranteeing Subsidiary
                        with or into the Company or any other Guarantor or shall
                        prevent any transfer, sale or conveyance of the property
                        of any Guaranteeing Subsidiary as an entirety or
                        substantially as an entirety, to the Company or any
                        other Guarantor.

                  (b)   Except as set forth in Article 4 and 5 of the Indenture,
                        nothing contained in the Indenture, this Supplemental
                        Indenture or in the Notes shall prevent any
                        consolidation or merger of any Guaranteeing Subsidiary
                        with or into a corporation or corporations other than
                        the Company or any other Guarantor (in each case,
                        whether or not affiliated with the Guaranteeing
                        Subsidiary), or successive consolidations or mergers in
                        which a Guaranteeing Subsidiary or its successor or
                        successors shall be a party or parties, or shall prevent
                        any sale or conveyance of the property of any
                        Guaranteeing Subsidiary as an entirety or substantially
                        as an entirety, to a corporation other than the Company
                        or any other Guarantor (in each case, whether or not
                        affiliated with the Guaranteeing Subsidiary) authorized
                        to acquire and operate the same; provided, however, that
                        each Guaranteeing Subsidiary hereby covenants and agrees
                        that (i) subject to the Indenture, upon any such
                        consolidation, merger, sale or conveyance, the due and
                        punctual performance and observance of all of the
                        covenants and conditions of the Indenture and this
                        Supplemental Indenture to be performed by such
                        Guaranteeing Subsidiaries, shall be expressly assumed
                        (in the event that such Guaranteeing Subsidiary is not
                        the surviving corporation in the merger), by
                        supplemental indenture satisfactory in form to the
                        Trustee, executed and delivered to the Trustee, by the
                        corporation formed by such consolidation, or into which
                        such Guaranteeing Subsidiary shall have been merged, or
                        by the corporation which shall have acquired such
                        property and (ii) immediately after giving effect to
                        such consolidation, merger, sale or conveyance no
                        Default or Event of Default exists.

                  (c)   In case of any such consolidation, merger, sale or
                        conveyance and upon the assumption by the successor
                        corporation, by supplemental indenture, executed and
                        delivered to the Trustee and satisfactory in form to the
                        Trustee, of the Subsidiary Guarantee made pursuant to
                        this Supplemental Indenture and the due and

                        punctual performance of all of the covenants and
                        conditions of the Indenture and this Supplemental
                        Indenture to be performed by such Guaranteeing
                        Subsidiary, such successor corporation shall succeed to
                        and be substituted for such Guaranteeing Subsidiary with
                        the same effect as if it had been named herein as the
                        Guaranteeing Subsidiary. Such successor corporation
                        thereupon may cause to be signed any or all of the
                        Subsidiary Guarantees to be endorsed upon the Notes
                        issuable under the Indenture which theretofore shall not
                        have been signed by the Company and delivered to the
                        Trustee. All the Subsidiary Guarantees so issued shall
                        in all respects have the same legal rank and benefit
                        under the Indenture and this Supplemental Indenture as
                        the Subsidiary Guarantees theretofore and thereafter
                        issued in accordance with the terms of the Indenture and
                        this Supplemental Indenture as though all of such
                        Subsidiary Guarantees had been issued at the date of the
                        execution hereof.

               5. RELEASES.

                  (a)   Concurrently with any sale of assets (including, if
                        applicable, all of the Capital Stock of a Guaranteeing
                        Subsidiary), all Liens, if any, in favor of the Trustee
                        in the assets sold thereby shall be released; provided
                        that in the event of an Asset Sale, the Net Proceeds
                        from such sale or other disposition are treated in
                        accordance with the provisions of Section 4.10 of the
                        Indenture. If the assets sold in such sale or other
                        disposition include all or substantially all of the
                        assets of a Guaranteeing Subsidiary or all of the
                        Capital Stock of a Guaranteeing Subsidiary, then the
                        Guaranteeing Subsidiary (in the event of a sale or other
                        disposition of all of the Capital Stock of such
                        Guaranteeing Subsidiary) or the Person acquiring the
                        property (in the event of a sale or other disposition of
                        all or substantially all of the assets of such
                        Guaranteeing Subsidiary) shall be released from and
                        relieved of its Obligations under this Supplemental
                        Indenture and its Subsidiary Guarantee made pursuant
                        hereto; provided that in the event of an Asset Sale, the
                        Net Proceeds from such sale or other disposition are
                        treated in accordance with the provisions of Section
                        4.10 of the Indenture. Upon delivery by the Company to
                        the Trustee of an Officers' Certificate to the effect
                        that such sale or other disposition was made by the
                        Company or the Guaranteeing Subsidiary, as the case may
                        be, in accordance with the provisions of the Indenture
                        and this Supplemental Indenture, including without
                        limitation, Section 4.10 of the Indenture, the Trustee
                        shall execute any documents reasonably required in order
                        to evidence the release of the Guaranteeing Subsidiary
                        from its Obligations under this Supplemental Indenture
                        and its Subsidiary Guarantee made pursuant hereto. If
                        the Guaranteeing Subsidiary is not released from its
                        obligations under its Subsidiary Guarantee, it shall
                        remain liable for the full amount

                        of principal of and interest on the Notes and for the
                        other obligations of such Guaranteeing Subsidiary under
                        the Indenture as provided in this Supplemental
                        Indenture.

                  (b)   Upon the designation of a Guaranteeing Subsidiary as an
                        Unrestricted Subsidiary in accordance with the terms of
                        the Indenture, such Guaranteeing Subsidiary shall be
                        released and relieved of its Obligations under its
                        Subsidiary Guarantee and this Supplemental Indenture.
                        Upon delivery by the Company to the Trustee of an
                        Officers' Certificate and an Opinion of Counsel to the
                        effect that such designation of such Guaranteeing
                        Subsidiary as an Unrestricted Subsidiary was made by the
                        Company in accordance with the provisions of the
                        Indenture, including without limitation Section 4.07 of
                        the Indenture, the Trustee shall execute any documents
                        reasonably required in order to evidence the release of
                        such Guaranteeing Subsidiary from its Obligations under
                        its Subsidiary Guarantee. Any Guaranteeing Subsidiary
                        not released from its Obligations under its Subsidiary
                        Guarantee shall remain liable for the full amount of
                        principal of and interest on the Notes and for the other
                        Obligations of any Guaranteeing Subsidiary under the
                        Indenture as provided herein.

                  (c)   Each Guaranteeing Subsidiary shall be released and
                        relieved of its obligations under this Supplemental
                        Indenture in accordance with, and subject to, Section
                        4.18 of the Indenture.

               6. NO RECOURSE AGAINST OTHERS. No past, present or future
director, officer, employee, incorporator, stockholder or agent of any
Guaranteeing Subsidiary, as such, shall have any liability for any Obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Subsidiary
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation. Each
Holder of the Notes by accepting a Note waives and releases all such liability.
The waiver and release are part of the consideration for issuance of the Notes.
Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

               7. SUBORDINATION OF SUBSIDIARY GUARANTEES; ANTI-LAYERING. No
Guaranteeing Subsidiary shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a Guaranteeing Subsidiary and senior in any respect in right of payment to any of the Subsidiary Guarantees.
Notwithstanding the foregoing sentence, the Subsidiary Guarantee of each
Guaranteeing Subsidiary shall be subordinated to the prior payment in full of all Senior Debt of that Guaranteeing Subsidiary (in the same manner and to the same extent that the Notes are subordinated to Senior Debt), which shall include all guarantees of Senior Debt.

               8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               9. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

               10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

               11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this
Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the
Company.

                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed, all as of the date first above written.

Dated: January 14, 2005             L-3 COMMUNICATIONS CORPORATION

                                    By:
                                        -------------------------------
                                        Name:
                                        Title:

                                                                   Exhibit 10.68

Dated: January 14, 2005       APCOM, INC., a Maryland corporation
                              BROADCAST SPORTS INC., a Delaware corporation
                              D.P. ASSOCIATES INC., a Virginia corporation
                              ELECTRODYNAMICS, INC., an Arizona corporation
                              HENSCHEL INC., a Delaware corporation
                              HYGIENETICS ENVIRONMENTAL SERVICES, INC., a
                                  Delaware corporation
                              INTERSTATE ELECTRONICS CORPORATION, a California
                                  corporation
                              KDI PRECISION PRODUCTS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS AEROMET, INC., an Oregon
                                  corporation
                              L-3 COMMUNICATIONS VERTEX AEROSPACE LLC, a
                                  Delaware limited liability company
                              L-3 COMMUNICATIONS AIS GP CORPORATION, a
                                  Delaware corporation
                              L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC., a
                                  Delaware corporation
                              L-3 COMMUNICATIONS AVYSIS CORPORATION, a
                                  Texas corporation
                              L-3 COMMUNICATIONS AYDIN CORPORATION, a
                                  Delaware corporation
                              L-3 COMMUNICATIONS CSI, INC., a California
                                  corporation
                              L-3 COMMUNICATIONS CE HOLDINGS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS CINCINNATI ELECTRONICS
                                  CORPORATION, an Ohio corporation
                              L-3 COMMUNICATIONS ESSCO, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION
                                  LLC, a Delaware limited liability company
                              L-3 COMMUNICATIONS FLIGHT CAPITAL LLC, a Delaware
                                  limited liability company
                              L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC., a
                                  Virginia corporation
                              L-3 COMMUNICATIONS ILEX SYSTEMS, INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., a
                                  Delaware limited partnership
                              L-3 COMMUNICATIONS INVESTMENTS INC., a Delaware
                                  corporation
                              L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC., a
                                  Delaware corporation
                              L-3 COMMUNICATIONS MAS (US) CORPORATION, a
                                  Delaware corporation
                              L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS,
                                  INC., a Delaware corporation

                        L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.,
                            a California corporation
                        L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC,
                            a Delaware limited liability company
                        L-3 COMMUNICATIONS WESTWOOD CORPORATION, a Nevada
                            corporation
                        MCTI ACQUISITION CORPORATION, a Maryland corporation
                        MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED,
                            a Maryland corporation
                        MICRODYNE CORPORATION, a Maryland corporation
                        MICRODYNE OUTSOURCING INCORPORATED, a Maryland
                            corporation
                        MPRI, INC., a Delaware corporation
                        PAC ORD INC., a Delaware corporation
                        POWER PARAGON, INC., a Delaware corporation
                        SHIP ANALYTICS, INC., a Connecticut corporation
                        SHIP ANALYTICS INTERNATIONAL, INC., a Delaware
                            corporation
                        SHIP ANALYTICS USA, INC., a Connecticut corporation
                        SPD ELECTRICAL SYSTEMS, INC., a Delaware corporation
                        SPD SWITCHGEAR INC., a Delaware corporation
                        SYCOLEMAN CORPORATION, a Florida corporation
                        TROLL TECHNOLOGY CORPORATION, a California corporation
                        WESCAM AIR OPS INC., a Delaware corporation
                        WESCAM AIR OPS LLC, a Delaware limited liability company
                        WESCAM HOLDINGS (US) INC., a Delaware corporation
                        WESCAM INCORPORATED, a Florida corporation
                        WESCAM LLC, a Delaware limited liability company
                        WESCAM SONOMA INC., a California corporation
                        WOLF COACH, INC., a Massachusetts corporation
                                       As Guaranteeing Subsidiaries

                            By:
                               ---------------------------------------
                               Name:
                               Title:

                                                                   Exhibit 10.68

Dated:  January 14, 2005                    THE BANK OF NEW YORK,
                                            as Trustee

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: